UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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ISOTIS, INC.

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Filed by IsoTis, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: IsoTis, Inc.
Commission File No.: 001-33272
This filing relates to the proposed acquisition of IsoTis, Inc. (“IsoTis”) by Integra Lifesciences Holdings Corporation (“Integra”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 6, 2007 among Integra, Ice Mergercorp, Inc. and IsoTis. The Agreement and Plan of Merger is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by IsoTis on August 7, 2007 and is incorporated by reference into this filing.
The following items were provided as indicated below: slides presented by Integra’s management to IsoTis’ employees and management, IsoTis memorandum to employees and IsoTis web announcement.
The following are slides that were presented by Integra’s management to IsoTis’ employees and management on August 7, 2007:

Integra LifeSciences Holdings Corporation

May 2007

A world leader in regenerative medicine and medical devices used in neurosurgery, extremities reconstruction, orthopedics and general surgery

Safe Harbor Statement

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among others, statements concerning management's expectations of future financial results, potential business acquisitions, government agency approvals, additional indications and therapeutic applications for medical products, biologics, and medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Integra's Annual Report on Form 10-K for the year ended December 31, 2006 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.

Nasdaq: IART

INTEGRA™

Why Invest in Integra?

Market leading positions in niche markets

- Neurosurgery
- Surgical Instruments
- Extremities Reconstruction

Consistent growth in operating cash flows (35% average annual growth over last 5 years)

Competes in large, growing markets

Diversified, high margin product portfolio

Strong regenerative product technology base complements traditional medical devices

INTEGRA™

Mission Statement

- Integra, a world leader in regenerative medicine, is dedicated to improving the quality of life for patients through the development, manufacturing, and marketing of cost-effective surgical implants and medical instruments.

- Integra provides customers with clinically relevant and innovative products used to treat millions of patients every year primarily in neurosurgery, extremity reconstruction, orthopedics and general surgery.

- Integra's headquarters are in Plainsboro, New Jersey, and we have research and manufacturing facilities throughout the world.

INTEGRA™

What does Integra Look Like Today?

- Integra develops, manufactures and markets surgical implants and medical instruments
- We have approximately 2,000 employees
- Headquarters in Plainsboro, NJ and Lyon, France
- Global manufacturing and research
- Products sold in more than 100 countries

INTEGRA™

Annual Revenues

($ in millions)

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
CAGR = 45%
$15
$18
$43
$72
$93
$118
$186
$230
$278
$419
$123
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Q1 07

Growth	12%	20%	144%	67%	30%	26%	58%	24%	21%	51%	60%

INTEGRA™

Revenue Summary

Full Year 2005
$278 million

Full Year 2006
$419 million

48%
52%
40%
60%
Neurosurgical and Orthopedic Implants
Medical Surgical Equipment and Other

NOTE: 2006 revenue includes $98.1 million in sales of recently acquired products. Of this amount, $93.8 million is included in the Medical Surgical Equipment category.

INTEGRA™

Distribution Platforms

Integra NeuroSciences

Integra Extremity Reconstruction

Jarit/Miltex Instruments

625-118
Duckbill Grasping Forceps,
ROTO-CAM, monopolar

Private Label

INTEGRA™

2006 Acquisitions

RADIONICS
Trusted Accuracy

CUSA Excel™ ultrasonic surgical aspiration system
CRW® stereotactic system
XKnife™ stereotactic radiosurgery system
OmniSight® EXcel image guided surgery system.

Miltex

Leading provider of surgical and dental hand instruments to alternate site facilities.

Canada Microsurgical Ltd.

Canadian distributor of Integra products

kmi
KINETIKOS MEDICAL INC.

Innovative orthopedic implants and devices for the foot, ankle, hand, wrist and elbow.

INTEGRA™

2007 Acquisitions

DenLite™

Only cordless, illuminated dental instrument that can be used as a mirror while also being strong enough to be used as a retractor during an examination

- Luxtec - The market leading manufacturer of fiber optic headlight systems for the medical industry.
- LXU Medical - A leading specialty surgical products distributor covering 18,000 operating rooms in the southeastern, midwestern and mid-Atlantic United States.

Pain Management Business of Physician Industries

- Assembles, markets, and sells a comprehensive line of pain management products for acute and chronic pain, including customized trays for spinal, epidural, nerve block, and biopsy procedures.

INTEGRA™

Integra Neurosciences:

Broad-based Competitor In Neurosurgery

- $1.2 Billion market opportunity
- Primary sales call point:
  - Neurosurgeon
  - Intensivists
  - Neuro-nurse
  - Orthopedic spine surgeon
- Reputation for innovative products
- Competition: Medtronic Neurotechnologies, Codman (Johnson & Johnson), Stryker Craniomaxillofacial, Aesculap
- Growth potential in existing lines plus new products

INTEGRA™

Neuro Sales Team

Integra NeuroSciences Sales

- Neuro Operating Room Team
  - 130 sales professionals
- ICU Specialist Team
  - 20 ICU Specialists
- Spine Team
  - 20 sales professionals
- OUS Direct
  (EMEA and Canada)
  - 30 sales professionals

US Market Opportunity

>2,500 Hospitals

~3,400 Neurosurgeons

~7,000 Orthopedic Surgeons

~225,000 Craniotomies

~500,000 Spine Fusions

INTEGRA™

Neuro Medical/ Surgical Equipment

Intracranial Pressure Monitoring

Camino
Mobius

External Ventricular Drainage

AccuDrain
Hermetic

Metabolic Monitoring

Licox

INTEGRA™

Neuro Medical/ Surgical Equipment

Cranial Stabilization

Ultrasonic Aspirators

Epilepsy

MAYFIELD
A Heritage Of Innovation And Excellence.
INTEGRA

cusa excel
INTEGRA

EPILEPSY ELECTRODES
Vital Elements for EEG Monitoring & Cortical Mapping
INTEGRA EPILEPSY

Neuro Medical/Surgical Equipment

Stereotaxy CRW Frame Based

Image Guided "Frameless"

Radiation Therapy X-Knife

INTEGRA™

Neurosurgery Implants

Duraplasty

DuraGen
DuraGen Plus
Suturable DuraGen

Nerve Repair

NeuraGen
NeuraWrap

CSF Shunts

NPH Valve
Flow Control Valve

Cranial Closure

KraniOS

INTEGRA™

Neurosurgery Implants

Spinal Adhesion

DuraGen Adhesion Barrier Matrix (EU)

Spine Biologics

Integra Mozaik ™ Osteoconductive Scaffold

INTEGRA™

Spine Opportunity

Integra Mozaik Osteoconductive Scaffold

Estimated 450K spinal fusion procedures in the US
Most spinal fusion procedures involve the use of a bone graft substitute
These procedures represents an estimated $350 million market

Strip Configuration
Posterolateral Lumbar

Putty Configuration
Cervical Interbody Fusion

INTEGRA™

DuraGen Plus Adhesion Barrier

- 450,000 U.S. lumbar procedures per year
- 20% of those patients experience adhesion related complications
- No approved product for spinal adhesions in the US
- $320 million market opportunity
- 500 patient US Clinical Trial
  - Expect PMA submission in 2009

DuraGen Plus
Adhesion Prevention
from the leaders in
biomaterial technology
Protection for
spine surgery
INTEGRA

INTEGRA

Preparing for US Launch

US Neurosurgery Sales Team

- 150 person direct sales team
- Selling to neurosurgeons
- Selling DuraGen Plus into spine for dural closure
- Integra Mozaik Osteoconductive Scaffold

US Spine Specialist Team

- 20 person direct sales team
- Focus on orthopedic spine centers
- Selling DuraGen Plus into spine for dural closure
- Integra Mozaik Osteoconductive Scaffold

Continue to build both sales organizations

INTEGRA™

Integra Extremity Reconstruction:

Rapidly Growing Position in the Market

- Market estimated at $750 million
- Fragmented market with limited focus from large orthopedic companies
- Primary sales call point:
  - Orthopedic extremity surgeons
  - Podiatric surgeons
  - Plastic surgeons
- Extremity fixation and reconstruction implants
  - Small bone and joint fixation
  - Dermal regeneration
  - Nerve and tendon repair

INTEGRA™

Extremity Reconstruction

Competitive Landscape

	Lower Extremity Recon ($260m, 10% CAGR)				Upper Extremity Recon ($330m, 10% CAGR)				Tissue Regeneration ($170m, 19% CAGR)		
	Hind Foot	Mid foot	Fore foot	Arthro-plasty	Upper Arm	Fore Arm	Hand	Arthro-plasty	Soft Tissue	Nerve	Tendon
Depuy	✓	✓	✓	✓		✓	✓	✓			
Synthes	✓	✓	✓		✓	✓	✓				
Zimmer	✓	✓	✓		✓	✓	✓	✓			
Integra	**✓**	**✓**	**✓**	**✓**		**✓**	**✓**	**✓**	**✓**	**✓**	**✓**
Wright Medical	✓	✓	✓	✓		✓	✓	✓	✓		✓
Stryker	✓	✓	✓		✓	✓	✓	✓		✓	
Smith & Nephew	✓	✓	✓		✓	✓	✓				

INTEGRA™

Integra Extremity Reconstruction Sales Organization

- US Sales Organization
  - Largest direct extremity reconstruction sales organization
  - 75 sales professionals

- International Sales Organization
  - Direct Reps in UK, France, Benelux, Germany, Switzerland and Canada
  - Distributors in EMEA, Latin America, and Asia Pacific

INTEGRA™

Extremity Reconstruction Implants

Tendon Repair

Nerve Repair

Dermal Repair

Upper extremity

Lower extremity

Epidermis Layer
Dermis Layer
Subcutaneous Layer

New Products

- Mid and Hind Foot Plating Systems
- Hintegra Revision Prosthesis
- Basal Osteotomy System
- 2.7mm Spin Screw
- BioBlock
- Panta® Nail
- Qwix™ Fixation Screw
- Kompressor Screw
- Large Uniclip
- TenoGlide™ Tendon Protector
- Metis Total Toe

INTEGRA™

Other Channels

INTEGRA SURGICAL INSTRUMENTS
Quality. Service. Respect.
What you deserve. What we deliver.
Integra instruments. Inspired by surgeons. For surgeons.
RUGGLES
PADGETT INSTRUMENTS

Handheld Surgical Instruments

Miltex

Jarit — THE INSTRUMENT PEOPLE

Private Label

- Tissue regeneration matrices
- Orthopedic and dental products

INTEGRA™

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Financial Review

Quarterly Revenue Gross Margins

Revenue (millions)
$130
$120
$110
$100
$90
$80
$70
$60
$50
$66
$70
$69
$73
$77
$100
$117
$125
$123
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07

Gross margin	63%	61%	62%	61%	64%	59%	59%	59%	61%

Adjusted Diluted Earnings Per Share

$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
*Prior to the adoption of FAS 123R.
$0.27
$0.29
$0.36
$0.37
$0.31
$0.35
$0.36
$0.42
$0.33
*
*
*
*
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07

Year over Year Growth	17%	26%	38%	23%	14%	19%	-1%	12%	7%

The adjusted diluted earnings per share amounts presented above for Q1 –Q4 2006 are different from those previously reported, as prior amounts were adjusted for the effects of FAS 123R.

A description and discussion of the purpose and uses for Adjusted Diluted EPS is provided in Integra's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2007. This Current Report on Form 8-K is available on the "SEC Filings" page of the Investor Relations Section of our website at www.Integra-LS.com. A reconciliation of reported GAAP EPS to Adjusted Diluted EPS is available in the Quarterly Financial Summary presentation on the "Presentations and Webcasts" page of the Investor Relations section of our website.

Integra LifeSciences Holdings Corporation

Thank You

The following is a memorandum that was issued to IsoTis employees on August 7, 2007:
PROJECT ICE:
ISOTIS MEMO TO EMPLOYEES

TO:	All IsoTis Employees

FROM:	Pieter Wolters

DATE:	August 7, 2007

SUBJECT:	IsoTis Merger with Integra LifeSciences Corporation
We announced today that IsoTis has entered into an agreement to sell the company to Integra LifeSciences Corporation. The press releases are attached to this email.
Subject to approval by the stockholders and the satisfaction of other closing conditions, we expect to conclude this transaction during the fourth quarter of this year. We will be working with Integra over the coming weeks to develop a transition plan for the business.
This is a strategic decision by IsoTis, recognizing that IsoTis is a complicated business that requires significant and sustained resources in order to be successful in the long term. IsoTis — as well as its customers and employees — can be better served by affiliation with a parent company that is more deeply involved in a broader area of the healthcare industry.
The IsoTis board of directors also believes that the transaction consideration represents fair value to IsoTis stockholders and unanimously recommends to the stockholders to vote in favor of the merger.
Today we’ll have several internal meetings to give you more background:

- 8.30 am PDT — conference call with Lausanne

- 9.00 am PDT — all employees in Irvine (breakroom Suite A)

- 9.30 am PDT — MT Plus and RSM’s in Irvine + conference call (Boardroom)

- 10.00 am PDT — all sales management in Irvine (Boardroom)
During the afternoon several members of Integra management will be on site in Irvine and we’ll set up meetings for them to present Integra to all of you. The exact time will follow shortly.
We thank IsoTis employees for their past contributions to our company’s success — and for their ongoing support as we complete this transition.

The following is an announcement placed on IsoTis’ web site on August 7, 2007.
PROJECT ICE:
ISOTIS WEB ANNOUNCEMENT
(SPECIAL BOX ON HOMEPAGE)
IsoTis today announced that the company has entered into an agreement to merge the IsoTis business to Integra LifeSciences Holdings Corporation. Subject to shareholder approval, the transaction is expected to close during the fourth quarter of this year.
The long-term interests of IsoTis stockholders are best served by the sale of IsoTis to Integra. In addition, the bone regenerative market is a core focus for both IsoTis and Interga.
IsoTis — as well as its customers and employees — can be better served by affiliation with a parent company that is more broadly involved in very synergistic areas of the healthcare industry. The Board of Directors unanimously recommends the stockholders to vote in favor for the merger with Integra.

A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed transaction. IsoTis intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of IsoTis are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about IsoTis, Integra and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by IsoTis with the Securities and Exchange Commission at the SEC’s website at www.sec.gov, at IsoTis’ website at www.isotis.com or by sending a written request to IsoTis at 2 Goodyear, Irvine, California 92618, attention: Director, Investor Relations.
IsoTis and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of IsoTis’ stockholders in connection with the proposed transaction will be set forth in IsoTis’ proxy statement for its special meeting. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.